INDEPENDENT DIRECTOR AGREEMENT THIS INDEPENDENT DIRECTOR AGREEMENT (the “Agreement”) is made as of December 23, 2024 (the “Effective Date”), by and between ModivCare Inc., a Delaware corporation (the “Company”), and Mr. Neal P. Goldman (“Director”). BACKGROUND WHEREAS, Director has no prior affiliation or relationship, direct or indirect, with the Company or its affiliates, and, therefore, is capable of being an independent and disinterested director of the Company. WHEREAS, the Company desires and has requested that Director serve as an independent and disinterested director of the Company, a member of the Transaction Committee (as defined below), and a member of the Compensation Committee of the Board (the “Compensation Committee”). WHEREAS, the Company and Director are entering into this Agreement to induce Director to serve in the capacities set forth above and to set forth certain understandings between the parties. AGREEMENT NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Company and Director hereby agree as follows: 1. DUTIES. Director agrees to (i) serve as an independent and disinterested director of the Company and to be available to perform the duties consistent with such position pursuant to the Company’s Certificate of Incorporation and Bylaws (all as amended and as may be further amended, and, together, the “Organizational Documents”) and the laws of the state of Delaware; and (ii) serve as a member of one or more committees of the Board of Directors of the Company (the “Board”) as may be requested from time to time by the Company or a majority of the Board and for which Director is qualified to serve. Without limiting the generality of the foregoing, the Board of Directors has established the special committee pursuant to that certain Action by Unanimous Written Consent of the Board of Directors of ModivCare Inc., dated December 23, 2024 (the “Transaction Committee”), and the Company desires that Director serve on such Transaction Committee. Director agrees to devote as much time as is reasonably necessary to perform completely the duties as an independent and disinterested director of the Company, a member of the Transaction Committee, and a member of the Compensation Committee. By execution of this Agreement, Director accepts his appointment or election as an independent and disinterested director of the Company and his appointment as a member of the Transaction Committee, and agrees to serve in such capacities until his successor is duly elected and qualified or until the earlier of: (i) the end of the Initial Term (as the same may be reduced or extended pursuant to Section 2 hereof); and (ii) Director’s earlier death, resignation or removal. The parties hereto acknowledge and agree that Director is being engaged to serve as an independent and disinterested director of the Company and a member of the Transaction Committee (and such other committees of the Board as may be requested by the Company) only and is not being engaged to serve, and shall not serve, the Company in any other capacity. Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

2 2. TERM. The term of this Agreement shall expire on the date that is twelve (12) months following the Effective Date (such period of time, the “Initial Term”); which may be extended by majority vote of the Board; provided, however, that Director may resign or be removed at any time to the extent permitted by the Organizational Documents, in which event this Agreement shall terminate as of the date of such resignation or removal, except as specifically provided herein. 3. COMPENSATION. For all services to be rendered by Director hereunder, and so long as Director has not been removed as a director of the Company, Director will receive cash compensation equal to $40,000 per month, payable in advance; provided that in addition, Director shall be compensated on a “per diem” basis at a rate of $7,500 in cash, payable monthly in arrears upon submission by Director of a written invoice, for days on which Director devotes more than four (4) hours of Director’s time, outside of Board meetings, for meetings or activities outside the scope of normal Board duties, including preparation for and/or attending depositions and hearings, meeting with Company management, or other activities deemed necessary or desirable by the Board or Director. 4. EXPENSES. In addition to the compensation provided in Section 3 hereof, the Company will reimburse or will cause one or more of its subsidiaries to reimburse Director for reasonable and documented business-related expenses incurred in good faith in the performance of Director’s duties for the Company; provided, that Director shall obtain preapproval from the Company prior to incurring any individual expense in excess of $5,000. Such payments shall be made by the Company upon submission by Director of a signed statement itemizing the expenses incurred. Such statement shall be accompanied by sufficient documentary matter to support the expenditures. In addition, the Company will reimburse or cause one or more of its subsidiaries to reimburse Director for actual out of pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the performance by Director of his duties as contemplated by this Agreement (including without limitation Section 6 hereof); provided, that Director shall not incur attorneys’ fees or costs in excess of $5,000 without the preapproval of the Company unless Director shall have reasonably determined that retention of separate counsel is necessary due to a conflict of interest. 5. CONFIDENTIALITY. The Company and Director each acknowledge that in order for Director to perform his duties as an independent and disinterested director of the Company, Director shall necessarily be obtaining access to certain confidential information concerning the Company and its affiliates, including, but not limited to business methods, information systems, financial data and strategic plans which are unique assets of the Company or its affiliates (whether or not marked as confidential or proprietary, “Confidential Information”). Director covenants that he shall not, either directly or indirectly, in any manner, utilize or disclose to any person, firm, corporation, association or other entity any Confidential Information, except (i) as required by law, (ii) pursuant to a subpoena or order issued by a court, governmental body, agency or official, or (iii) to the extent such information (A) is generally known to the public, (B) was known to Director prior to its disclosure to Director by the Company, (C) was obtained by Director from a third party which, to Director’s knowledge, was not prohibited from disclosing such information to Director pursuant to any contractual, legal or fiduciary obligation, or (D) was independently derived by Director without any use of Confidential Information. Director shall provide notice to the Company as is reasonably practicable prior to any disclosure under (i) or (ii) above and shall cooperate with the Company to limit disclosure of Confidential Information to the extent reasonably practicable. This Section 5 shall Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

3 continue in effect after Director has ceased acting as an independent and disinterested director of the Company. Notwithstanding the foregoing, Director is not agreeing to waive, and this Agreement shall not be read as requiring Director to waive, any right Director may have to receive an award for information provided to any governmental entity. Director is hereby notified that the immunity provisions in Section 1833 of title 18 of the United States Code provide that an individual cannot be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made (1) in confidence to federal, state or local government officials, either directly or indirectly, or to an attorney, and is solely for the purpose of reporting or investigating a suspected violation of the law, (2) under seal in a complaint or other document filed in a lawsuit or other proceeding, or (3) to Director’s attorney in connection with a lawsuit for retaliation for reporting a suspected violation of law (and the trade secret may be used in the court proceedings for such lawsuit) as long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. 6. INDEMNIFICATION. (a) Certain Definitions. For purposes of this Section 6, the term: “Delaware Law” means the laws of the state of Delaware. “Expenses” means all expenses, liabilities, and losses (including, without limitation, attorneys’ fees, retainers, expert and witness fees, disbursements and expenses of counsel, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by Director or on Director’s behalf in connection with a Proceeding. “Proceeding” means any threatened, pending, actual or completed action, suit, inquiry or proceeding, whether civil, criminal, administrative or investigative, whether public or private, and, including any such threatened, pending, actual or completed action, suit, inquiry or proceeding by or in the right of the Company or any of its subsidiaries (collectively, the “Companies”). (b) Indemnification. In addition to Director's rights to indemnification and exculpation provided in the Organizational Documents, in the event that Director was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any Proceeding by reason of the fact that Director or a person of whom Director is the legal representative of is or was an independent and disinterested director of any of the Companies (whether before or after the date hereof) and, whether the basis of such Proceeding is alleged action in an official capacity as an independent and disinterested director or in any other capacity while serving as an independent and disinterested director of any of the Companies, the Companies shall indemnify and hold harmless Director to the fullest extent authorized by Delaware Law or any other applicable law or rule, but no less than to the extent set forth herein, against all Expenses; provided, however, that the Companies shall indemnify Director only if Director did not engage in gross negligence, willful misconduct, or fraud and, in the case of criminal Proceedings, Director had no reasonable cause to believe his conduct was unlawful; and provided, further, that the Companies shall indemnify Director against all Expenses in connection with a Proceeding (or claim or part thereof) initiated by Director only if (i) such Proceeding is a suit or other action seeking to enforce Director’s right to advancement of expenses and/or indemnification under this Agreement or (ii) such Proceeding (or claim or part thereof) was authorized by the directors of the Companies. Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

4 (c) Presumptions. In the event that, under Delaware Law, the entitlement of Director to be indemnified hereunder shall depend upon whether Director shall have acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Companies and with respect to criminal Proceedings, had no reasonable cause to believe Director’s conduct was unlawful, or shall have acted in accordance with some other defined standard of conduct, or whether fees and disbursements of counsel and other costs and amounts are reasonable, the burden of proof of establishing that Director has not acted in accordance with such standard and that such costs and amounts are unreasonable shall rest with the Companies, and Director shall be presumed to have acted in accordance with such standard, such costs and amounts shall be conclusively presumed to be reasonable and Director shall be entitled to indemnification unless, and only unless, based upon clear and convincing evidence, it shall be determined by a court of competent jurisdiction (after exhaustion or expiration of the time for filing of all appeals) that Director has not met such standard or, with respect to the amount of indemnification, that such costs and amounts are not reasonable (in which case Director shall be indemnified to the extent such costs and amounts are determined by such court to be reasonable). In addition, and without in any way limiting the provisions of this Section 6(c), Director shall be deemed to have acted in good faith and in a manner Director reasonably believed to be in or not opposed to the best interests of the Companies or, with respect to any criminal Proceeding to have had no reasonable cause to believe Director’s conduct was unlawful, if Director’s action is based on (i) information supplied to Director by the officers of the Companies or their direct or indirect controlling equity holders in the course of their duties, (ii) the advice of legal counsel, advisors or other experts retained by and for the Companies or (iii) information or records given or reports made to the Companies by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Companies. The provisions of this Section 6(c) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct, if applicable, under Delaware Law. (d) Indemnification When Wholly or Partly Successful. Without limiting the scope of indemnification provided in Section 6(b), to the extent that Director is a party to and is successful, on the merits or otherwise, in any Proceeding, Director shall be indemnified to the maximum extent permitted by Delaware Law against all Expenses. If Director is not wholly successful in a Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Director against all Expenses actually and reasonably incurred by Director and on Director’s behalf in connection with each successfully resolved claim, issue or matter, and shall otherwise indemnify Director to the extent required by Section 6(b). For purposes of this Section 6(d) and without limitation, the termination of any claim, issue, or matter in any Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue, or matter. (e) Suit to Recover Indemnification. If a claim under Section 6(b) or Section 6(h) of this Agreement is not paid in full by the Companies within thirty (30) days after a written claim has been received by the Companies, Director may at any time thereafter bring suit against the Companies to recover the unpaid amount of the claim. It shall be a defense to any such suit (other than a suit brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

5 where the required undertaking has been tendered to the Companies) that Director has not met the standards of conduct, if applicable, which make it permissible under Delaware Law for the Companies to indemnify Director for the amount claimed, but the burden of proving such defense and its applicability shall be on the Companies and may be met only by clear and convincing evidence. Neither the failure of the Companies (including their directors or equity holders) to have made a determination prior to the commencement of such suit that indemnification of Director is proper in the circumstances because Director has met the standard of conduct, if applicable, under Delaware Law, nor an actual determination by the Companies (including their directors or equity holders) that Director has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that Director has not met the applicable standard of conduct. The Expenses incurred by Director in bringing such suit (whether or not Director is successful) shall be paid by the Companies unless a court of competent jurisdiction determines that each of the material assertions made by Director in such suit was not made in good faith and was frivolous. (f) Rights Not Exclusive; Rights Continue. The right to indemnification and the payment of Expenses incurred in defending any Proceeding in advance of its final disposition conferred in this Agreement shall not be exclusive of, or limit in any manner whatsoever, any other right which Director may have or hereafter acquire under any statute, provision of the Organizational Documents, agreement, vote of equity holders or otherwise. The indemnification, expense advancement, and other rights of Director herein shall continue after Director ceases to be an independent and disinterested director of the Company for so long as Director may be subject to any possible claim for which he would be entitled to indemnification under this Agreement or otherwise as a matter of law, and shall not be amended, modified, terminated, revoked or otherwise altered without Director’s prior written consent. (g) Insurance. The Company or one of its affiliates (which, in the case of an affiliate, shall include coverage of directors of the Company) shall maintain insurance to protect the Company and any manager, director or trustee of the Company against any expense, liability, or loss, and such insurance shall cover Director to at least the same extent as any other director of the Company or any of its affiliates included in such insurance coverage. Director shall have the right to receive a copy of any policy for such insurance upon request and has been provided a full and complete copy of such insurance policy prior to the date hereof, which the Company represents and warrants is in full force and effect and no coverage has been denied or disputed by one or more of the insurers thereunder as of the Effective Date. (h) Advancement of Defense Costs. Notwithstanding anything in the Organizational Documents to the contrary, the Company shall also promptly pay Director the expenses actually and reasonably incurred in connection with any Proceeding in advance of its final disposition without requiring any preliminary determination of the ultimate entitlement of Director to indemnification; provided, however, the payment of such expenses so incurred by Director in advance of the final disposition of any Proceeding shall be made only upon delivery to the Company of an unsecured undertaking in the form attached hereto as Exhibit A by or on behalf of Director, to repay (without interest) all amounts so advanced if it shall ultimately be determined that Director is not entitled to be indemnified under this Agreement. (i) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall, at the Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

6 Company’s expense, execute all papers required and take all action reasonably necessary to secure such rights, including the execution of such documents reasonably necessary to enable the Company effectively to bring suit to enforce such rights. (j) No Duplication of Payments. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be liable under this Agreement to make any payment in connection with any Proceeding against or by Director to the extent Director has otherwise actually received payment (under any insurance policy, contract, agreement, the Organizational Documents, or otherwise) of the amounts otherwise indemnifiable hereunder. (k) Contribution. If the indemnification provided in Section 6(b) and the advancement provided in Section 6(h) should under Delaware Law be unenforceable or insufficient to hold Director harmless in respect of any and all Expenses with respect to any Proceeding, then the Company shall, subject to the provisions of this Section 6(k) and for purposes of this Section 6(k) only, upon written notice from Director, be treated as if it were a party who is or was threatened to be made a party to such Proceeding (if not already a party), and the Company shall contribute to Director the amount of Expenses incurred by Director in such proportion as is appropriate to reflect the relative benefits accruing to the Company and all of its directors, trustees, managers, officers, employees and agents (other than Director) treated as one entity on the one hand, and Director on the other, which arose out of the event(s) underlying such Proceeding, and the relative fault of the Company and all of its directors, trustees, managers, officers, employees and agents (other than Director) treated as one entity on the one hand, and Director on the other, in connection with such event(s), as well as any other relevant equitable considerations. No provision of this Section 6(k) shall: (i) operate to create a right of contribution in favor of Director if it is judicially determined that, with respect to any Proceeding, Director engaged in gross negligence, willful misconduct, or fraud, or (ii) limit Director’s rights to indemnification and advancement of Expenses, whether under this Agreement or otherwise. The Companies hereby waive any right of contribution from Director for Expenses incurred by the Companies with respect to any Proceeding in which the Companies are or are threatened to be made a party. The Companies shall not enter into any settlement of any Proceeding in which the Companies are jointly liable with Director (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Director and does not contain an admission of wrongdoing by Director. 7. INFORMATION. The Company shall timely provide Director with such financial and other information as Director may reasonably request and as may be necessary for Director to perform his obligations hereunder, and shall use commercially reasonable efforts to make its management available to discuss the business and operations of the Company upon Director’s reasonable request. 8. EFFECT OF WAIVER. The waiver by either party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof. 9. GOVERNING LAW. This Agreement shall be interpreted in accordance with, and the rights of the parties hereto shall be determined by, the laws of the state of Delaware without Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

7 reference to its conflicts of laws principles. 10. ASSIGNMENT. Except by operation of law, the rights and benefits of the Company under this Agreement shall not be transferable without Director’s consent, and all the covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against, its successors and assigns. The duties and obligations of Director under this Agreement are personal and therefore Director may not assign any right or duty under this Agreement without the prior written consent of the Company. 11. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), heirs and personal legal representatives. 12. SEVERABILITY; HEADINGS. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid as applied to any fact or circumstance, it shall be modified by the minimum amount necessary to render it valid, and any such invalidity shall not affect any other provision, or the same provision as applied to any other fact or circumstance. The headings used in this Agreement are for convenience only and shall not be construed to limit or define the scope of any Section or provision. 13. COUNTERPARTS; AMENDMENT. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same agreement. No amendment to this Agreement shall be effective unless in writing signed by each of the parties hereto. 14. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings set forth below: (a) “Cause” means: (i) conviction of, or plea of guilty or nolo contendere to, a felony; (ii) willful and continued failure to use reasonable best efforts to substantially perform his duties hereunder (other than such failure resulting from Director’s incapacity due to physical or mental illness) that Director fails to remedy to the reasonable satisfaction of the Company within 30 days after written notice is delivered by the Company to Director that sets forth in reasonable detail the basis of Director’s failure to use reasonable best efforts to substantially perform Director’s duties hereunder; or (iii) willful misconduct that is or may reasonably be expected to have a material adverse effect on the reputation or interests of the Company or any of its affiliates. For purposes of this Section 14(a), no act, or failure to act, by Director will be considered “willful” if taken or omitted in the good faith belief that the act or omission was in, or not opposed to, the best interests of the Company or was taken or omitted upon the reliance of advice from counsel, advisors or other experts retained by or for the Company. [Signature page follows] Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

[ModivCare Inc. Signature Page – Independent Director Agreement] The parties hereto have caused this Agreement to be executed on the date first above written. ModivCare Inc. By: Faisal Khan Senior Vice President, General Counsel and Secretary Director By: Neal P. Goldman Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034

[ModivCare Inc. Signature Page – Independent Director Agreement] The parties hereto have caused this Agreement to be executed on the date first above written. ModivCare Inc. By: Faisal Khan Senior Vice President, General Counsel and Secretary Director By: Neal P. Goldman Docusign Envelope ID: 408D7487-E250-4EA1-A02E-2CC00FDF98CB

EXHIBIT A FORM OF UNDERTAKING Undertaking to Repay The undersigned hereby acknowledges his undertaking to repay any amounts advanced to him by ModivCare Inc. under Section 6(h) of the Independent Director Agreement between him and ModivCare Inc. (the “Agreement”) in connection with [insert description of proceeding] (the “Proceeding”), if it is ultimately determined that he is not entitled to be indemnified with respect to the Proceeding under the Agreement. Dated: Neal P. Goldman Docusign Envelope ID: 4616B393-57A2-4829-98F1-CCCF98B25034